UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23362

Thrivent Church Loan and Income Fund

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson

Assistant Secretary

Thrivent Church Loan and Income Fund

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Item 1. Report to Stockholders

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (ThriventIntervalFunds.com), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) where you purchased shares or, if you purchased shares through Thrivent Financial, by enrolling at Thrivent.com/gopaperless or, if you purchased directly online, by enrolling at ThriventIntervalFunds.com.

You may elect to receive all future shareholder reports in paper free of charge. If you invest directly with the Fund, you can call 800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all Funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Dear Shareholder:

Since launching the Thrivent Church Loan and Income Fund (XCLIX) in September 2018, we have provided vital funding to about 30 churches and Christian organizations.

As a shareholder, you may share our gratification in helping these organizations improve their facilities and expand their Christian outreach. We believe that we are already making a difference in the Christian community while providing investors like you with the opportunity to seek a competitive return on your investment.

In my last letter, I provided some insight into the Fund and its impact. In this letter, I want to provide a broad, general perspective on how we manage our other portfolios at Thrivent.

This is a particularly interesting time in the stock market, with some notable macroeconomic trends at work. The consequences of these trends aren’t always intuitive, so this seemed like an ideal opportunity to offer some high-level observations.

When our investment team makes decisions around asset allocation, we like to start with what we call the “big rocks.” The big rocks are the high-level decisions we make that can have a major impact on investment performance. In addition to our allocation between stocks and bonds (the biggest “rock”), these decisions include our allocations to large vs. small companies, growth vs. value, and domestic vs. international stocks. We have a team of professionals who produce a hundred or more pages of proprietary analysis that we review in detail every week.

I’ll start by discussing growth versus value. “Growth” stocks are stocks of companies that are growing more rapidly than the overall market. Growth can be measured in a variety of ways, such as earnings per share growth or growth in sales. Because these companies are growing relatively quickly, the market normally applies a higher value or “premium” to growth stocks. Conversely, “value” stocks are those whose valuations are lower than the overall market—as measured by, for example, the ratio of the share price to earnings.

Those of us old enough to remember the technology bubble of 20 years ago might be inclined to think that growth stocks (which still include many technology companies, like Facebook and Amazon) are inherently more risky or aggressive than value stocks. We might think that growth stocks would do better in a strong economy and value stocks would be a safer bet in a weak economy. But perhaps counterintuitively, the opposite is more often true, especially in recent years. Generally, growth stocks have outperformed when the economy has been weak and value stocks have struggled. Why?

When the economy is growing rapidly, inflation and interest rates are generally expected to rise, so the value of the higher expected earnings of growth companies far out into the future has less value. Investors typically prefer value stocks that have higher earnings relative to their stock price currently. But when the economy slows (when interest rates and inflation often decline), investors typically flock to growth stocks. They’re often willing to “pay up” for companies who still have solid growth projected because growth is scarce in a slowing economy.

The current economic expansion is now the longest on record. But the expansion, while long in duration, has been slower than other recoveries from the past century. It’s taken us longer to regain the ground we lost in the Great Recession of 2008-2009. Because growth in the economy has been slower than in past recoveries, investors have been paying a significant premium for growth stocks. In fact, by some measures the valuation of growth stocks relative to value stocks is higher than it was even in the technology bubble of the late 1990’s.

We see a similar situation when we compare stocks of large companies (“large cap stocks”) versus those of small companies (“small cap stocks”). Small cap stocks tend to outperform in a strong and accelerating economy, whereas investors typically prefer the relatively safer large cap stocks in a slower economy. Smaller companies tend to be more economically sensitive both because they are often in more cyclical industries (e.g., banking and manufacturing) and also because they tend to have less flexibility than bigger companies.

Small companies overall have more debt and less access to capital markets than large companies. They may have less ability to adjust to economic trends by investing in new technologies. As we might expect, small cap stocks have significantly underperformed large cap stocks in recent years.

We see the same picture in comparing international versus domestic (U.S.) stocks. The total value or “market capitalization” of U.S. stocks is at a historically high percentage of the global market capitalization. Investors globally have preferred the U.S. to most other markets over the past decade. This is probably due in part to the fact that the U.S. has a much smaller portion of its economy dedicated to cyclical industries such as manufacturing, banking and commodity production and a larger portion of its economy in growth-oriented technology companies.

So, what does this all mean? Hopefully I’ve been able to weave together a common theme. Global economic growth has been relatively weak over the past decade. And when that happens, investors tend to pile into stocks of companies that are big, growth-oriented and domestic. You may have heard the term “FAANG” (Facebook, Amazon, Apple, Netflix and Google). These are the types of companies that have outperformed in recent years.

But nothing lasts forever. At some point, the market will turn from its preference for big, growth-oriented U.S. stocks and start to favor smaller companies and value stocks, and money will move into more cyclical economies globally. The early signs of such a move could be a bottoming of the relative decline in cyclical industries such as manufacturing and energy. These types of stocks would likely benefit from higher interest rates and a steepening yield curve (when long-term rates are significantly higher than short-term rates, signaling an expectation of economic growth).

Trends like those we’ve seen over the past number of years tend to persist for an extended period, but when they finally reverse, the new trend tends to last for quite a while. It can be painful to be early in anticipating a trend reversal. One could have said two years ago that small cap, value and international stocks were cheap, and it would have been a very disappointing past 24 months as big, growth-oriented and domestic stocks continued to outperform. Our job as investment professionals is not only to observe macroeconomic trends but also to seek to discover the catalysts for a trend reversal.

I can’t promise you we will always make the ideal investment decisions or that we’ll make them at exactly the right time. But I can assure you that we are continually doing our homework and digging deeply into macroeconomic conditions across the globe. For me, personally, I find it fun and energizing to come to work every day. These are interesting times.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Church Loan and Income Fund

Fund Risks: The Church Loan and Income Fund invests primarily in church loans and mortgage-backed securities. Church loans are mortgages taken out by non-profit organizations with a Christian mission, or bonds issued by these organizations. They are typically not listed on any national securities exchange and no active trading market exists for them, so are considered illiquid. These and other risks are described in the Fund’s prospectus.

The Fund is a closed-end “interval fund.” Limited liquidity is provided to shareholders only through the Fund’s quarterly offers to repurchase between 5% to 25% of its outstanding shares at net asset value (subject to applicable laws and approval of the Board of Trustees). There is no secondary market for the Fund’s shares and none is expected to develop. Investors should consider shares of the Fund to be an illiquid investment.

Investing in an interval fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses are available at ThriventIntervalFunds.com or by calling 800-847-4836.

The concepts presented are intended for educational purposes only. This information should not be considered investment advice or a recommendation of any particular security, strategy, or product.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid during Period 4/1/2019- 9/30/2019*	Annualized Expense Ratio
Thrivent Church Loan and Income Fund
Actual
Class S	$1,000	$1,056	$7.71	1.50%
Hypothetical**
Class S	$1,000	$1,018	$7.57	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of September 30, 2019

(unaudited)

Principal Amount	Church Loans (76.9%)[a]	Value
California (13.9%)
	Church Loan #200030850
$465,817	4.550%, 11/15/2033[b]	$506,442
	Church Loan #200031050
487,736	4.650%, 11/15/2038[b]	532,124
	Church Loan #200031180
1,228,152	5.050%, 1/1/2044[b]	1,348,288
	Total	2,386,854

Colorado (3.0%)
	Church Loan #200031580
507,322	4.350%, 7/15/2039[b]	516,833
	Total	516,833

District Of Columbia (1.4%)
	Church Loan #200031460
232,296	4.750%, 6/1/2034[b]	242,251
	Total	242,251

Florida (3.0%)
	Church Loan #200031470
500,663	4.950%, 7/15/2039[b]	513,299
	Total	513,299

Illinois (4.3%)
	Church Loan #200031070
675,805	4.500%, 11/15/2043[b]	739,893
	Total	739,893

Kentucky (2.0%)
	Church Loan #200030120
339,287	4.600%, 8/1/2034[b]	345,100
	Total	345,100

Maryland (6.6%)
	Church Loan #200030760
1,017,000	5.500%, 1/1/2044[b]	1,146,951
	Total	1,146,951

Minnesota (8.8%)
	Church Loan #200031120
241,555	4.570%, 11/15/2032[b]	264,386
	Church Loan #200031121
243,840	4.440%, 11/15/2032[b]	264,906
	Church Loan #200031122
243,625	4.180%, 11/15/2032[b]	255,546
	Church Loan #200031290
246,269	5.000%, 1/15/2031[b]	264,654
	Church Loan #200031560
488,287	4.150%, 8/15/2039[b]	492,615
	Total	1,542,107

Mississippi (1.6%)
	Church Loan #200031400
267,917	4.900%, 3/15/2034[b]	282,329
	Total	282,329

Principal Amount	Church Loans (76.9%)[a]	Value
New York (7.3%)
	Church Loan #200018200
$75,010	4.950%, 6/15/2029[b]	$76,225
	Church Loan #200031200
780,000	4.550%, 9/15/2044[b]	779,556
	Church Loan #200031350
391,559	4.850%, 5/15/2039[b]	418,420
	Total	1,274,201

North Carolina (1.9%)
	Church Loan #200031320
300,551	4.800%, 4/15/2042[b]	326,079
	Total	326,079

Ohio (3.0%)
	Church Loan #200031030
478,693	5.300%, 11/15/2033[b]	521,885
	Total	521,885

Oregon (2.4%)
	Church Loan #200031370
391,196	5.100%, 4/15/2039[b]	419,210
	Total	419,210

Tennessee (2.9%)
	Church Loan #200031360
471,859	4.750%, 3/15/2037[b]	510,319
	Total	510,319

Texas (11.6%)
	Church Loan #200030080
385,511	4.550%, 7/1/2039[b]	394,212
	Church Loan #200030110
680,400	4.350%, 9/15/2039[b]	675,747
	Church Loan #200031140
451,043	5.250%, 12/15/2033[b]	492,545
	Church Loan #200031330
205,867	4.950%, 3/15/2044[b]	216,836
	Church Loan #200031331
205,921	5.125%, 3/15/2044[b]	220,494
	Total	1,999,834

Wisconsin (3.2%)
	Church Loan #200031510
430,726	4.750%, 6/1/2039[b]	455,205
	Church Loan #200031530
106,539	4.200%, 5/15/2026[b]	108,628
	Total	563,833
	Total Church Loans (cost $12,540,446)	13,330,978

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Mortgage-Backed Securities (22.8%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,450,000	3.000%, 10/1/2034[c]	1,482,342

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of September 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Mortgage-Backed Securities (22.8%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$2,425,000	3.000%, 10/1/2049[c]	$2,461,943
	Total	3,944,285

	Total Long-Term Fixed Income (cost $3,949,547)	3,944,285

Shares or Principal Amount	Short-Term Investments (23.1%)	Value
	Thrivent Core Short-Term Reserve Fund
106,439	2.230%	1,064,392
	U.S. Treasury Bills
2,935,000	1.400%, 10/1/2019[d]	2,935,000
	Total Short-Term Investments (cost $3,999,392)	3,999,392
	Total Investments (cost $20,489,385) 122.8%	$21,274,655
	Other Assets and Liabilities, Net (22.8%)	(3,953,565)
	Total Net Assets 100.0%	$17,321,090

a	The Church Loan Mortgagee has the right to repay the loan at any time. The Loans are generally considered to be illiquid due to the limited, if any, secondary market.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$795,629
Gross unrealized depreciation	(10,359)

Net unrealized appreciation (depreciation)	$785,270

Cost for federal income tax purposes	$20,489,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of September 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used as of September 30, 2019, in valuing Church Loan and Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Church Loans	13,330,978	-	-	13,330,978

Long-Term Fixed Income Mortgage-Backed Securities	3,944,285	-	3,944,285	-
Short-Term Investments	2,935,000	-	2,935,000	-
Subtotal Investments in Securities	$20,210,263	$-	$6,879,285	$13,330,978

Other Investments *	Total
Affiliated Short-Term Investments	1,064,392
Subtotal Other Investments	$1,064,392

Total Investments at Value	$21,274,655

*   Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended September 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Church Loan and Income Fund as discussed in the Notes to Financial Statements.

Investments in Securities	Beginning Value 4/1/2019	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation) *	Purchases	Sales/ Paydowns	Transfers Into Level 3	Transfers Out of Level 3	Ending Value 9/30/2019

Church Loans	7,695,572	-	497,613	5,341,050	(203,257)	-	-	13,330,978
Total	$7,695,572	$-	$497,613	$5,341,050	($203,257)	$-	$-	$13,330,978

* Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on September 30, 2019 of $503,566.

The reporting entity’s Church Loan Level 3 security’s fair value is calculated by a vendor using a market approach with a discounted cash flow model based on the established policies and procedures of the reporting entity. Inputs used in valuation include the principal and interest schedules, bond equivalent ratings, loan transaction spreads with a range of 0.03% to 2.06%, U.S. Treasury yields, and corporate credit yields. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Church Loan and Income Fund, is as follows:

Fund	Value 3/31/2019	Gross Purchases	Gross Sales	Value 9/30/2019	Shares Held at 9/30/2019	% of Net Assets 9/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.230%	$742	$2,171	$1,849	$1,064	106	6.2%
Total Affiliated Short-Term Investments	742			1,064		6.2
Total Value	$742			$1,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of September 30, 2019

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 4/1/2019 - 9/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.230%	$–	$–	$–	$11
Total Income from Affiliated Investments				$11
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Assets and Liabilities

As of September 30, 2019 (unaudited)	Church Loan and Income Fund
Assets
Investments at cost	$20,489,385
Investments in unaffiliated securities at value	$20,210,263
Investments in affiliated securities at value	1,064,392
Cash	1,131
Dividends and interest receivable	35,720
Prepaid expenses	21,931
Receivable for:
Fund shares sold	106
Expense reimbursements	63,481
Total Assets	21,397,024
Liabilities
Distributions payable	323
Accrued expenses	94,318
Payable for:
Investments purchased on a delayed delivery basis	3,949,547
Investment advisory fees	16,014
Administrative fees	248
Transfer agent fees	532
Commitments and contingent liabilities^	—
Loan commitment fee deferred revenue	14,733
Mortgage dollar roll deferred revenue	219
Total Liabilities	4,075,934
Net Assets
Capital stock (beneficial interest)	16,579,314
Distributable earnings/(accumulated loss)	741,776
Total Net Assets	$17,321,090

Class S Share Capital	$17,321,090

Shares of beneficial interest outstanding (Class S)	1,629,269

Net asset value per share	$10.63

^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Operations

For the six months ended September 30, 2019 (unaudited)	Church Loan and Income Fund
Investment Income
Taxable interest	266,006
Income from mortgage dollar rolls	8,151
Income from affiliated investments	10,663
Total Investment Income	284,820

Expenses
Adviser fees	73,655
Administrative service fees	36,138
Amortization of offering costs	31,062
Audit and legal fees	122,708
Custody fees	1,961
Insurance expenses	20,279
Printing and postage expenses Class S	5,570
SEC and state registration expenses	984
Transfer agent fees Class S	2,473
Trustees’ fees	62,500
Pricing service fees	50,605
Other expenses	21,381
Total Expenses Before Reimbursement	429,316
Less:
Reimbursement from adviser	(328,879)
Total Net Expenses	100,437

Net Investment Income/(Loss)	184,383
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on: Investments	24,148
Change in net unrealized appreciation/(depreciation) on: Investments	480,256
Net Realized and Unrealized Gains/(Losses)	504,404

Net Increase/(Decrease) in Net Assets Resulting From Operations	$688,787

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Changes in Net Assets

	Church Loan and Income Fund
	9/30/2019
For the periods ended	(unaudited)	3/31/2019(a)
Operations
Net investment income/(loss)	$184,383	$99,538
Net realized gains/(losses)	24,148	12,567
Change in net unrealized appreciation/(depreciation)	480,256	305,014
Net Change in Net Assets Resulting From Operations	688,787	417,119
Distributions to Shareholders
From income/realized gains Class S	(239,833)	(155,359)
Total from income/realized gains	(239,833)	(155,359)
Total Distributions to Shareholders	(239,833)	(155,359)
Capital Stock Transactions
Class S
Sold	5,875,555	10,363,434 (b)
Distributions reinvested	239,704	153,330
Redeemed	(21,647)	—
Total Class S Capital Stock Transactions	6,093,612	10,516,764
Capital Stock Transactions	6,093,612	10,516,764

Net Increase/(Decrease) in Net Assets	6,542,566	10,778,524
Net Assets, Beginning of Period	10,778,524	—
Net Assets, End of Period	$17,321,090	$10,778,524

Capital Stock Share Transactions
Class S shares
Sold	556,658	1,036,602
Distributions reinvested	22,840	15,244
Redeemed	(2,075)	—
Total Class S shares	577,423	1,051,846

(a)	For the period from September 28, 2018 (inception) through March 31, 2019.
(b)	Sales include initial $100,000 investment from September 10, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Cash Flows

For the six months ended September 30, 2019 (unaudited)	Church Loan and Income Fund
Cash flows from operating activities
Net increase/(decrease) in net assets resulting from operations	$688,787

Adjustments to reconcile net change in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of long-term investments	(28,720,415)
Purchases/sales of short-term investments, net	(1,016,801)
Proceeds from sale of long-term investments	22,657,645
Change in net unrealized appreciation/(depreciation)	(480,256)
Net realized gains/(losses)	(24,148)
Net change in payable for investments purchased	(128,900)
Net change in receivable for investments sold	1,084,850
Net change in dividends and interest receivable	(12,994)
Amortization of premiums and discounts	(20,885)
Net change in prepaid expenses	(21,535)
Net change in deferred offering costs	31,062
Net change in accrued expenses	69,058
Net change in investment advisory fees	6,328
Net change in administrative fees	(5,735)
Net change in transfer agent fees	250
Net change in expense reimbursements	33,622
Net change in loan commitment fee deferred revenue	6,692
Net change in mortgage dollar roll deferred revenue	(211)
Net cash provided by/(used in) operating activities	$(6,542,373)

Cash flows provided by/(used in) financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	5,875,449
Distributions to shareholders, paid in cash, net of change in distributions payable	(1,813)
Cost of shares redeemed, net of change in payable for fund shares redeemed	(21,647)
Net cash provided by/(used in) financing activities	$5,851,989

Net increase/(decrease) in cash	$(1,597)

Cash (beginning balance)	$2,728
Cash (ending balance)	$1,131

Supplemental disclosures
Non-cash financing activities - distributions reinvested	$239,704

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

(1) ORGANIZATION

Thrivent Church Loan and Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 23, 2017 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Shares”). The Fund currently offers one class of Shares: Class S. The Fund has authorized an unlimited amount of Shares with no par value, at net asset value (“NAV”) per Share. The Fund seeks to produce income.

The Fund’s inception date was September 28, 2018 and it commenced operations on October 1, 2018.

The Fund operates as an interval fund pursuant to which it conducts quarterly repurchase offers for Shares, which are for between 5% and 25% of the Fund’s outstanding Shares at NAV, subject to approval of the Fund’s Board of Trustees (“Board”). It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that a shareholder will be able to tender their Shares at the time or amount desired. Shares are not otherwise redeemable. Quarterly repurchase offers will occur in the months of March, June, September and December.

The Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop. Even though the Fund makes quarterly repurchase offers for Shares, investors should consider Shares of the Fund to be a less liquid investment.

The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies”.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust enters into contracts with service providers and others that provide general indemnification clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

All church loan valuations are considered fair valuations due to the lack of observable market activity or independent market quotes. There are no market prices available for church loans. The Fund’s Investment Adviser (the “Adviser”) has approved two methodologies for fair valuing church loans: a Market Approach or an Income Approach. The Market Approach utilizes a process that takes into consideration factors including principal amount, interest rate, term, credit quality of the borrower and credit spreads based on market observations. The Income Approach is utilized when it is probable that the church loan will become subject to foreclosure and takes into consideration factors including the estimated value of property securing the loan, estimated cost of disposition of the property and estimated time to dispose of the property. The Board may use a third party vendor to execute the daily valuation methodology or the committee may make a fair valuation determination.

The Board has delegated responsibility for daily valuation of the Fund’s securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the various inputs used to determine the fair value of the Fund’s investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund may utilize earnings and profits distributed to shareholders on the redemption of Shares as part of the dividends paid deduction.

GAAP requires management of the Fund (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include U.S. Federal, Minnesota, Wisconsin, and Delaware. As of September 30, 2019, open U.S. Federal, Minnesota, Wisconsin and

Delaware tax years include the tax year ended March 31, 2019. The Fund has no examinations in progress and none are expected at this time.

As of September 30, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Expenses and Income — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are allocated among all appropriate affiliated mutual funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium using the effective yield method. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received. Realized gains and losses on the sale of securities are determined using cost calculated on a specific identification basis.

Distributions to Shareholders — The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute them to Shareholders of record monthly. Dividends are derived from net investment income and interest received by the Fund. Capital gain distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

Mortgage Dollar Roll Transactions — The Fund may enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Fund must maintain liquid securities having a value at least equal to the repurchase price (including

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

accrued interest) for such dollar rolls. In addition, the Fund is required to segregate collateral with the Fund’s custodian (depending on market movements) on their mortgage dollar rolls. The value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

When-Issued and Delayed Delivery Transactions — The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Accounting Estimates — The financial statements are prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments — The Fund may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the period ended September 30, 2019, the Fund did not engage in these types of investments.

Loan Commitment Fees — The Fund may receive loan commitment fees prior to loan closing and before the loan is purchased by the Fund. Commitment fees are fees a lender charges the borrower in order to keep a specific loan amount available to the borrower. Any such fees received by the Fund, net of applicable loan origination expenses paid by the Fund will be accounted for as an adjustment to the yield of the corresponding loan using the straight-line method over the life of the loan.

Loss Contingencies — In the event of adversary action proceedings where the Fund is a defendant, the loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Litigation — Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Amortization of Offering Costs — The offering costs referenced in the Statement of Operations for the Fund are costs incurred by the Fund in order to establish it for sale, including legal fees and prospectus and registration costs. These costs are amortized over a period of 12 months from inception.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

Repurchase Offers — The Fund’s Shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund Shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of up to 25% of its outstanding Shares at NAV. During the period ended September 30, 2019, the Fund had repurchase offers as follows:

For the offer period May 24, 2019 through June 17, 2019:

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
6/18/2019	20%	0.16%	1,971.661

For the offer period of August 22, 2019 through September 13, 2019:

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
9/16/2019	20%	0.01%	102.865

Recent Accounting Pronouncements —

Fair Value Measurement (Topic 820)

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees — The Fund has entered into an Investment Management Agreement with Thrivent Asset Management, LLC (“TAM”). Under the Investment Management Agreement, the Fund pays an annual fee of 1.10% of average daily net assets for investment advisory services. The fees are accrued daily and paid monthly.

Expense Reimbursements — For the period ended September 30, 2019, the Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Class S Shares through at least July 31, 2020 to the extent that the total annual Fund operating expenses exceed 1.50% of average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Expense reimbursements are accrued daily and paid monthly. Amounts waived by the Adviser during the contractual period cannot be recouped by the Adviser in subsequent periods. This fee waiver may not be terminated before the indicated termination date without the consent of the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Other Fees — The Fund has entered into an agreement with Thrivent Financial Investor Services Inc. (“TFISI”) to provide transfer agency and dividend payment services necessary to the Fund. Under the Transfer Agency Agreement, the Fund pays TFISI an annual fee equal to three basis points of the Fund’s average daily net assets, plus a per account maintenance fee of $21.50 per account. The fees are accrued daily and paid monthly.

The Fund has entered into an agreement with State Street Bank and Trust Company to provide custodian services for the Fund’s assets. The fees are accrued daily and paid monthly.

The Fund has entered into an accounting and administrative services agreement with TAM pursuant to which TAM provides certain accounting and administrative personnel and services to the Fund. The Fund pays an annual fixed fee of $70,000 plus 0.017% of average daily net assets. The fees are accrued daily and paid monthly.

The Fund enters into agreements with Thrivent Financial for Lutherans (“TFL”) to purchase participation interests in church loans underwritten by TFL. The Fund does not pay TFL a transaction or origination fee for such service, but does bear a pro rata share of the certain fees and expenses associated with the church loans.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, GAAP requires such amounts to be reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of September 30, 2019, the tax-basis balance has not yet been determined.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities — For the six months ended September 30, 2019, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Church Loan and Income Fund	$5,341	$203

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

    Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Church Loan and Income Fund	$23,379	$22,454

Investments in Restricted Securities — The Fund may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of September 30, 2019, the Fund did not hold restricted securities. The Fund has no right to require registration of unregistered securities.

(6) RELATED PARTY TRANSACTIONS

The Fund’s Adviser and Administrator, TAM, the Fund’s distributor, Thrivent Distributors, LLC and the Fund’s transfer agent, TFISI are considered related parties to the Fund. Certain officers and Trustees of the Fund are officers and directors of TAM and TFISI.

As of September 30, 2019, related parties held 91.5% of the outstanding Shares of the Fund.

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, resulting in additional losses for the Fund.

(7) SUBSEQUENT EVENTS

The Adviser of the Fund has evaluated the impact of subsequent events through the issuance date of the financial statements, and has determined that no items require disclosure in or adjustment to the financial statements.

(8) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of September 30, 2019, the Fund had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Church Loan and Income Fund	Church Loans	76.9%

(9) SIGNIFICANT RISKS

New/Small Fund Risk — The performance of a new or smaller fund, such as the Fund, may not represent how the fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested.

Church Loan Related Risks — In making investments in church loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest. Churches rely on voluntary contributions from their congregations for their primary source of income. Member contributions are used to repay church loans. The membership of a church, the attendance of its members, or the per capita contributions of its members may not remain constant or may decrease during the term of a church loan. A decrease in a church’s income could result in its inability to pay its obligation under a church loan. A church’s senior pastor also plays an important role in the management and continued viability of a church. A senior pastor’s absence, personal actions, resignation or death could have a negative impact on a borrower’s operations, and thus its continued ability to generate income sufficient to service its obligations under a church loan. National church body decisions can impact individual church membership.

Certain independent churches have little to no financial support from national church bodies; likewise, national church bodies have limited resources available for individual church support. A church’s income also could be affected by increases in expenses caused by increases in interest rates on floating rate or variable rate church loans, the occurrence of any uninsured casualty at the property, any need to address environmental contamination at the property, changes in governmental rules, regulations and fiscal policies, terrorism, social unrest or civil disturbances.

Due to the corporate structure of borrowers, which can include volunteers serving in key executive functions such as Treasurer, the servicing agent administering church loans may use broad discretion in enforcing the terms of such church loans especially with regard to timing and fees charged.

Assignment or Participation Risk — The Fund may acquire exposure to church mortgage loans through loan assignments or participations. With assignments, the purchaser typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the loan agreement. By contrast, participations typically result in contractual relationships only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement. The Fund also will be exposed to the credit risk of both the Borrower and the institution selling the participation.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

Availability of Investment Opportunities; Competition Risks — Thrivent Financial and the Fund compete for investment opportunities with Church Loan financing companies, banks, savings and loan associations, denominational loan funds and lenders, credit unions, real estate investment trusts, insurance companies and other financial institutions to service this market. Many of these entities may have greater marketing resources, extensive networks of offices and locations, or larger staffs devoted to Church Loan financing. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Adviser to restrict or prohibit participation in certain investments.

Collateral Risk; Real Estate Risk — There is a risk that the value of any collateral securing a Church Loan in which the Fund has an interest may not be estimated correctly or may decline and that the collateral may not be sufficient to cover the amount owed on the loan.

Because the Fund’s Church Loans are primarily backed by real estate, these investments are vulnerable to factors that affect the real estate used to collateralize the Church Loans and the local and national real estate markets. Factors affecting the value of real estate investments include, but are not limited to, changes in local or national economic or employment conditions, changes in interest rates, zoning laws or property taxes, supply and demand, environmental problems, losses from a casualty or condemnation, maintenance problems, operating expenses, population changes, and social and economic trends. Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise. Furthermore, in the case of certain Church Loans, the property backing the investments may have limited suitability for other purposes.

Concentration Risk — Under normal circumstances, the Fund will concentrate its investments in the securities and/or other instruments of U.S. non-profit organizations that have a stated Christian mission including, but not limited to, local churches, denominations and associations, educational institutions, and other Christian mission-related organizations. The Fund will thus be exposed to negative developments affecting church-related institutions, as well as negative developments affecting real estate-related investments and real property generally. These factors are discussed under “Church Loan Related Risks” and “Collateral Risk; Real Estate Risk” above.

Construction Loan Risk — The Fund may invest in Church Loans for construction projects. Construction projects may include: new development, expansion, remodeling and/or renovation and repairs. The interest rate is typically set on these construction loans at the time of the loan commitment, and funded incrementally over time as the project is completed. The Fund will have an obligation to make additional advances as the project is completed. The Fund generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short term liquid investments. In addition, construction loans may be considered higher risk during the construction phase (e.g., potential mechanics liens or other collateral impacts may occur including risk of non-completion).

Default Risk — Default in the payment of interest or principal on a Church Loan or an increased risk of default may result in a reduction in income to the Fund, a reduction in the value of a Church Loan and/or a decrease in the Fund’s NAV per Share. The risk of default increases in the event of an economic downturn, a decline in the value of real estate, or a substantial increase in interest rates on floating or variable rate Church Loans. In the event of any default under a Church Loan, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of any collateral that is liquidated and the principal and accrued and unpaid interest of the Church Loan. Efforts to return a non-performing Church Loan to performing status can be lengthy and may negatively affect the Fund’s anticipated return.

In the event a Borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws.

Environmental Liability Risk — If there are previously unidentified environmental problems associated with the real estate securing any of the Fund’s Church Loans, the associated remediation or removal requirements imposed by federal, state and local laws and regulations could affect the Fund’s ability to realize value on the collateral or the Borrower’s ability to repay the Church Loan. Under federal, state and local laws and regulations, a secured lender, like the Fund, may be liable, under certain limited circumstances, for the costs of removal or remediation of certain hazardous or toxic substances and other costs (including government fines and injuries to persons and adjacent property). The presence of hazardous or toxic substances, or the failure to promptly remediate such substances, may adversely affect the Fund’s ability to resell real estate collateral after foreclosure or could cause the Fund to forego foreclosure.

Illiquid Securities Risk — Church Loans are typically not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. Some Church Loans also contain restrictions on transfers and there is a lack of publicly available information on most Church Loans. As a result, Church Loans are

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

generally considered illiquid. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities and at any given time, the Fund’s portfolio may be substantially illiquid.

The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for Church Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The illiquid market for Church Loans means that the Fund may not be able to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would adversely affect the Fund’s NAV per share. In addition, due to the illiquidity of the Church Loan market, and the intent to hold Church Loans to maturity, the Fund may be limited in its ability to turn over its investments in Church Loans to obtain debt securities with more attractive rates of return. Church Loans are typically valued using significant unobservable inputs. Market quotations or prices are likely not readily available or may be determined to be unreliable. Value will be determined in good faith pursuant to fair valuation procedures adopted by the Board. See “Valuation Risk” below.

Certain Church Loans may trade in an over-the-counter market, and confirmation and settlement may take significantly longer than traditional fixed-income security transactions to complete. Transactions in Church Loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. In most cases, the Fund intends to hold Church Loans to maturity.

No Public Information; Not Rated Risk — There is generally no publicly available information about the Borrowers of Church Loans. In addition, Church Loans are not rated by a nationally recognized statistical rating organization (“NRSROs”) or other independent parties. The Adviser must rely on the Borrowers, its own due diligence and/or the due diligence efforts of Thrivent Financial, its affiliates, or unaffiliated third parties to obtain the information that the Adviser considers when investing in Church Loans. To some extent, the Adviser, its affiliates, or unaffiliated third parties rely upon the Borrower’s staff to provide full and accurate disclosure of material information concerning their operations and financial condition. The Adviser, its affiliates, or unaffiliated third parties may not have access to all of the material information about a particular Borrower’s operations, financial condition and prospects, or a Borrower’s accounting records may be poorly maintained or organized. The financial condition and prospects of a Borrower may also change rapidly. In such instances, the Adviser may not be able to make a fully informed investment decision which may lead, ultimately, to a default by the Borrower and a loss of some or all of the Fund’s investment.

Prepayment Risk — Generally borrowers may prepay the principal amount of their Church Loans at any time, although prepayment fees or penalties may apply. In periods of falling interest rates, Borrowers may be more likely to prepay their Church Loans to refinance at lower interest rates. Prepayment would cause the actual duration of a Church Loan to be shorter than its stated maturity. See “Duration and Maturity Risk” below. In the event of a full prepayment, the Fund would lose the income that would have been earned to maturity on the Church Loan. Further, material partial principal prepayments of Church Loans may result in a reamortization of the remaining principal balance over the current maturity, which would mean the Fund would receive lower payments of principal and interest over the remaining term of the Church Loan. The proceeds received by the Fund from prepayments may be reinvested in Church Loans or other debt securities paying lower interest rates.

Second Lien Church Loan Risk — Second lien Church Loans are junior in priority to Church Loans secured with a first lien. For this reason, they present a greater degree of investment risk than first lien Church Loans. If a Borrower defaults on a debt obligation senior to the Fund’s Church Loan, or in the event of a Borrower bankruptcy, the Fund’s second lien Church Loan will be satisfied only after the senior debt. In the event of an investment in second lien Church Loans, the Fund may not recover some or all of its investment.

Special Risks — Special risks associated with exposures to Church Loans include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws and (ii) so-called lender-liability claims by the Borrowers of the obligations. Successful claims with respect to such matters may reduce the cash flow and/or market value of the investment. Church Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the Church Loan. Such court action could under certain circumstances include invalidation of the Church Loan. It is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in Church Loans whether or not the Borrower is an obligor of the Fund. Additionally, to the extent that certain church mortgage loans are not considered “securities,” investors, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

Uninsured Loss Risk — The Church Loans in which the Fund will invest generally require the Borrower to adequately insure the property securing the loan against liability and casualty loss. However, certain types of losses, generally those of a catastrophic nature such as earthquakes, floods or storms, and losses due to civil disobedience, are either uninsurable or are not economically insurable. If a property is destroyed by an uninsured loss, the Fund could suffer loss of all or a substantial part of its investment.

Valuation Risk — The lack of an active trading market for Church Loans, restrictions on transfers in some church mortgage loan agreements and trust indentures, a lack of publicly available information, and other factors may result in inherent uncertainty in the valuation process for Church Loans, and the estimated fair values may differ materially from the values estimated by another party or the values that would have been used had a ready market for the Church Loans existed. To the extent the Fund invests in Church Loans, the Fund’s calculated NAV may not accurately reflect the value that could be obtained for any Church Loan upon sale. If market quotations for a Church Loan are not readily available or do not accurately reflect fair value, the value of the Church Loan will be determined in good faith pursuant to fair valuation procedures adopted by the Fund’s Board. The Board has delegated the responsibility to estimate the fair value of Church Loans to the Adviser. The fair valuation of Church Loans by the Adviser could result in a conflict of interest as the Adviser’s advisory fee is based on the value of the Fund’s net assets.

Variable or Floating Interest Rate Risk — Church mortgage loans may have interest rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. Increasing interest rates may hinder a Borrower’s ability to refinance church mortgage loans because the underlying property cannot satisfy the debt service coverage requirements necessary to obtain new financing or because the value of the property has decreased. Additionally, certain church mortgage loans will have interest rate reviews and interest rate resets, and may result in decreases in interest rates. Decreases in interest rates will typically cause interest rates on the church mortgage loans to decrease, thereby reducing income to the Fund.

Closed-End, Interval Fund Structure Risk — The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed for long-term investors. The Fund is not intended to be a typical traded investment. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is no secondary market for the Shares, and the Fund does not expect a secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV per share, subject to approval of the Board. The number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Credit Risk — Credit risk is the risk that an issuer of a debt security to which the Fund’s portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Cybersecurity Risk — Successful cyber-attacks against, or security breakdowns of, the Fund or any affiliated or third-party service provider may adversely affect the Fund or its Shareholders. While the Fund and its service providers have established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Defensive Investing Risk — In response to market, economic, political or other conditions, the Fund may invest without limitation in cash or investment-grade debt securities for temporary defensive purposes that are not part of the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.

Duration and Maturity Risk — The prices of debt securities are also affected by their durations and maturities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. A debt security’s maturity is typically determined on a stated final maturity

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

basis, although there are some exceptions to this rule. Debt securities with longer maturities generally are more susceptible to changes in value as a result of changes in interest rates. The Fund may invest in debt securities of any duration or maturity.

Funding Future Capital Needs Risk — The net proceeds from purchases of Shares may be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the advisory fee. Any working capital reserves the Fund maintains may not be sufficient for investment purposes. If this is the case, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected.

Hedging and Derivatives Risk — Derivatives, a category that includes options, futures and swaps, are financial instruments whose value derives from another security, an index, an interest rate or a currency. The Fund may use derivatives, including futures and swaps, for hedging its exposure to interest rate risk.

While hedging can guard against potential risks, using derivatives adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. Changes in the value of the derivative may not correlate as intended with the underlying interest rate, and the Fund could lose much more than the original amount invested. Derivatives can be volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Interest Rate Risk — Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations or maturities tend to be more sensitive to changes in interest rates than those with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Debt securities in which the Fund may invest will have varying maturities, which may be as long as 30 years. If interest rates rise generally, rates of return on debt securities held by the Fund may become less attractive and the value of debt securities held by the Fund and the Fund’s Shares, may decline. This risk tends to increase the longer the term of the debt security.

Investment Adviser Risk — The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Limited Distribution Risk — If the Distributor fails to market the Fund and establish and maintain a network of selected broker-dealers to sell the Shares, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies.

Liquidity Risk — If there is decreased liquidity in the markets, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk — Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. The value of the Fund’s investments may also decline and, in some instances, decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mortgage-Backed Securities Risk — The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government mortgage-backed securities are subject to market risk, interest rate risk and credit risk. Mortgage-backed securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund.

The Fund may enter into dollar rolls on mortgage-backed securities to maintain liquid assets in connection with its repurchase offers or to meet repurchase requests. Dollar rolls on mortgage-backed securities involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the mortgage-backed securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment.

Non-Diversification Risk — Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund.

Reinvestment Risk — Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate.

Repurchase Offers Risk — The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. There is no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Shares at NAV per share, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares, at NAV per share, pursuant to Rule 23c-3 under the 1940 Act. Repurchases generally will be funded from available cash or sales of portfolio securities. However, if at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet such repurchase obligations. The Fund does not currently intend to borrow to finance repurchases, although it may invest in dollar rolls. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities, may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Regulatory Changes and Regulatory Actions Risk — Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase costs of implementing such strategies. Any adverse regulatory action could impact the prices of the securities the Fund owns.

Related Restrictions on Entering into Affiliated Transactions Risk — The Fund is permitted to co-invest with Affiliated Accounts in Church Loan transactions subject to the conditions of the Co-Investment Order, applicable regulatory limitations, the allocation policies of the Adviser and its affiliates, as applicable, and approval of the Trustees as required in the Co-Investment Order. Currently, the only Affiliated Account is Thrivent Financial’s proprietary account. The Fund can offer no assurance, however, that it will be able to obtain such approvals or develop or access opportunities that comply with such limitations. The Fund’s co-investments transactions may give rise to conflicts of interest or perceived conflicts of interest between the Fund and Thrivent Financial. See “Management of the Fund – Conflicts of Interest” for more information.

Notwithstanding certain co-investment transactions permitted under the Co-Investment Order referenced above, entering into certain transactions that are deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to impermissible joint transactions within the meaning of the 1940 Act in the future. To avoid the potential of future joint transactions, the Adviser may seek to avoid allocating an investment opportunity to the Fund that it would otherwise allocate, subject to the

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

(unaudited)

Adviser’s and its affiliates’ then-current allocation policies and any applicable exemptive orders (including the Co-Investment Order), and to the Adviser’s obligations to allocate opportunities in a fair and equitable manner.

Tax Risk and RIC-Related Risks of Investments Generating Non-Cash Taxable Income — The Fund has elected to be a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and 90% of its net exempt interest income, if any.

The Fund’s investment strategy will potentially be limited by its intention to annually qualify for treatment as a RIC. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment and result in adverse tax consequences for the Fund and Shareholders.

THRIVENT CHURCH LOAN AND INCOME FUND

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income from Investment Operations			Less Distributions From

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CHURCH LOAN AND INCOME FUND
Class S Shares Period Ended 9/30/2019 (unaudited)	$10.25	$0.16	$0.41	$0.57	$(0.19)	$-
Year Ended 3/31/2019 (c)	10.00	0.14	0.31	0.45	(0.20)	-

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, September 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses **

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$10.63	5.60%	$17.3	1.50%	2.75%	6.41%	(2.16)%	168%

(0.20)	10.25	4.53%	10.8	1.50%	2.82%	12.57%	(8.25)%	330%

The accompanying Notes to Financial Statements are an integral part of this statement.

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4321 N Ballard Rd, Appleton, WI 54919-0001

We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Interval Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

•  If you purchased shares of Thrivent Interval Funds through Thrivent Financial:

If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. If you wish to receive an additional copy of this shareholder report, or a prospectus for Thrivent Church Loan and Income Fund, call us at 800-847-4836. These documents are also available by visiting ThriventIntervalFunds.com.

•  If you purchased shares of Thrivent Interval Funds from a firm other than Thrivent Financial:

If you wish to revoke householding in the future, or to receive an additional copy of this shareholder report or a prospectus for Thrivent Church Loan and Income Fund, please contact your financial professional. This shareholder report is also available by visiting ThriventIntervalFunds.com.

Thrivent Interval Funds is the marketing name for Thrivent Church Loan and Income Fund. The principal underwriter for the Thrivent Church Loan and Income Fund is Thrivent Distributors, LLC, a registered broker/dealer, member of FINRA and SIPC, and a subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.

34788SAR N11-19

Item 2. Code of Ethics

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semiannual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable to semiannual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

	(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 29, 2019	THRIVENT CHURCH LOAN AND INCOME FUND

	By:	/s/ David S. Royal
David S. Royal
Trustee and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 29, 2019	By:	/s/ David S. Royal
David S. Royal
Trustee and President
(principal executive officer)

Date: November 29, 2019	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)